FINJAN HOLDINGS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined balance sheet as of September 30, 2014 presents the unaudited condensed balance sheet of Converted Organics of California, LLC and Finjan Holdings, Inc. as of September 30, 2014, giving effect to the transactions described in the Purchase Agreement as if it had occurred on September 30, 2014.

The following unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2014 presents the unaudited condensed statement of operations of Converted Organics of California, LLC and Finjan Holdings, Inc. for the nine months ended September 30, 2014, giving effect to the transactions described in the Purchase Agreement as if it had occurred on January 1, 2014.

The following unaudited pro forma condensed combined statement of operations for the year ended December 31, 2013 presents the unaudited condensed statement of operations of Converted Organics of California, LLC and Finjan Holdings, Inc. for the year ended December 31, 2013, giving effect to the transactions described in the Purchase Agreement as if it had occurred on January 1, 2013.

The pro forma adjustments give effect to events that are directly attributable to the transactions discussed above, that have a continuing impact on the operations of Finjan Holdings, Inc, and are based on available data and certain assumptions that management believes are factually supportable.

We are providing this information to aid you in your analysis of the financial aspects of the sale. The unaudited pro forma condensed combined financial statements described above should be read in conjunction with the historical financial statements of Finjan Holdings, Inc. and the related notes thereto contained in Finjan Holdings, Inc.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 and the Annual Report on Form 10-K for the fiscal year ended December 31, 2013. The pro forma adjustments and the unaudited pro forma information are not necessarily indicative of the financial position or results of operations that may have actually occurred had the sale taken place on the dates noted, or of the future financial position or operating results of Finjan Holdings, Inc.

FINJAN HOLDINGS, INC.
Pro Forma Condensed Combined Balance Sheet
As of September 30, 2014
(In thousands, except share and per share data)
(Unaudited)

			Pro Forma Adjustments
	Finjan		Finjan	Converted
	Holdings,		Holdings,	Organics of	Pro Forma Finjan
	Inc.		Inc.	California, LLC	Holdings, Inc.
	a		b	c
Assets

Current assets:
Cash and cash equivalents	$20,390	d	$675	$(51)	$21,014
Accounts receivable, net	2,134		-	(125)	2,009
Inventories	138		-	(138)	-
Prepaid expenses and other current assets	195		-	(37)	158
Total current assets	22,857		675	(351)	23,181

Property and equipment, net	806		-	(740)	66
Intangible assets, net	1,132	e	(1,132)	-	-
Goodwill	306	f	(306)	-	-
Investments	1,000		-	-	1,000
Other non-current assets	23		-	(23)	-
Total Assets	$26,124		$(763)	$(1,114)	$24,247

Liabilities and Stockholders' Equity

Current Liabilities:
Accounts payable	$1,733		$-	$(66)	$1,667
Accounts payable - related parties	13		-	-	13
Accrued expenses	908		-	(19)	889
Accrued income taxes	4		-	-	4
Other current liabilities	13		-	(13)	-
Total current liabilities	2,671		-	(98)	2,573

Deferred tax liabilities	33		-	-	33
Total Liabilities	$2,704		$-	$(98)	$2,606
Commitments and contingencies

Stockholders' Equity
Preferred stock - $0.0001 par value; 10,000,000 shares
authorized; no shares issued and outstanding
at September 30, 2014	-		-	-	-
Common stock - $0.0001 par value; 80,000,000 shares authorized; 22,443,153
issued and outstanding at September 30, 2014	2		-	-	2
Additional paid-in capital	22,641		-	-	22,641
Retained earnings	777	g	(763)	(1,016)	(1,002)
Total Stockholders' Equity	23,420		(763)	(1,016)	21,641
Total Liabilities and Stockholders' Equity	$26,124		$(763)	$(1,114)	$24,247

FINJAN HOLDINGS, INC.
Pro Forma Condensed Combined Statements of Operations
For the nine months ended September 30, 2014
(In thousands, except share and per share data)
(Unaudited)

			Pro Forma Adjustments
					Pro Forma
	Finjan		Finjan	Converted	Finjan
	Holdings,		Holdings,	Organics of	Holdings,
	Inc.		Inc.	California, LLC	Inc.
	a		b	c

Revenues	$6,185			$(1,187)	$4,998
Cost of revenues	1,503		-	(703)	800
Gross profit	4,682		-	(484)	4,198

Operating Expenses:
Selling, general and administrative	10,481		-	(758)	9,723
Total operating expenses	10,481		-	(758)	9,723
Profit (Loss) from operations	(5,799)		-	(274)	(5,525)

Other Income
Gain on settlements, net of legal costs	1,000		-	-	1,000
Loss on Sale of Converted Organics of California	-	d	(232)	-	(232)
Interest income	82		-	-	82
Other income	16		-	(16)	-

Total other income	1,098		(232)	(16)	850

Profit (Loss) before provision
for income taxes	(4,701)		(232)	(258)	(4,675)

Provision for income taxes	(3)		-	-	(3)

Net Profit (Loss)	$(4,698)		$(232)	$(258)	$(4,672)

Net Profit (Loss) Per Share:
Basic	$(0.21)				$(0.21)
Diluted	$(0.21)				$(0.20)

Weighted Average Number of
Common Shares Outstanding:
Basic	22,421,749				22,421,749
Diluted	23,035,720				23,035,720

FINJAN HOLDINGS, INC.
Pro Forma Condensed Combined Statements of Operations
For the Year ended December 31, 2013
(In thousands, except share and per share data)
(Unaudited)

			Pro Forma Adjustments

	Finjan		Finjan	Converted	Pro Forma
	Holdings,		Holdings,	Organics of	Finjan
	Inc.		Inc.	California, LLC	Holdings, Inc.
	a		b	c

Revenues	$744			$(744)	$-
Cost of revenues	762		-	(762)	-
Gross profit	(18)		-	18	-
Operating Expenses:
Selling, general and administrative	6,689		-	(473)	6,216
Transaction costs	790		-	-	790
Total operating expenses	7,479		-	(473)	7,006
Profit (Loss) from operations	(7,497)		-	491	(7,006)

Other Income
Gain on settlements, net of legal costs	1,000		-	-	1,000
Loss on Sale of Converted Organics of California	-	d	(232)	-	(232)
Interest income	153		-	-	153
Other income	9		-	(9)	-

Total other income	1,162		(232)	(9)	921

Profit (Loss) before provision
for income taxes	(6,335)		(232)	482	(6,085)

Provision for income taxes	(263)		-	-	(263)

Net Profit (Loss)	$(6,072)		$(232)	$482	$(5,822)

Net Profit (Loss) Per Share:
Basic	$(0.28)				$(0.27)
Diluted	$(0.28)				$(0.27)

Weighted Average Number of
Common Shares Outstanding:
Basic	21,601,974				21,601,974
Diluted	21,601,974				21,601,974

Note 1 – Sale Transaction

On December 4,  2014, Finjan Holdings, Inc. (the “Company”)  sold its wholly-owned subsidiary, Converted Organics of California, LLC (“Converted Organics”), through which the Company operated its organic fertilizer business, to Converted Organics, LLC (the “Purchaser”).  The sale was effected pursuant to a Membership Interest Purchase Agreement (the “Purchase Agreement”), dated December 4, 2014, among the Company, the Purchaser and, for purposes of certain provisions thereof, Steven McShane.  The transaction is being accounted for as an asset sale. At closing of the transaction, the Purchaser received 100% of the membership interest of Converted Organics in exchange for a $675,000 cash payment.

Note 2 – Pro Forma Adjustments

Balance Sheet – September 30, 2014

a.	Derived from the unaudited condensed consolidated balance sheet of Finjan Holdings, Inc. as of September 30, 2014.

b.	Finjan Holdings, Inc. pro forma adjustments.

c.	Converted Organics of California, LLC pro forma adjustments.

d.	Under the terms of the purchase agreement, Finjan Holdings, Inc. received $675,000 in cash.

e.	Relates to the net value of customer relations on acquisition of Converted Organics of California, LLC.

f.	Relates to Goodwill on acquisition of Converted Organics of California, LLC.

g.	Relates to amortization of customer relations on the acquisition of Converted Organics of California, LLC.

Statement of Operations – For the nine months ended September 30, 2014.

a.	Derived from the unaudited condensed consolidated statement of operations of Finjan Holdings, Inc. for the nine months ended September 30, 2014.

b.	Finjan Holdings, Inc. pro forma adjustments.

c.	Converted Organics of California, LLC pro forma adjustments.

d.	Adjusted for estimated loss on sale of Converted Organics of California, LLC.

Statement of Operations – For the year ended December 31, 2013.

a.	Derived from the audited consolidated statement of operations of Finjan Holdings, Inc. for the year ended December 31, 2014.

b.	Finjan Holdings, Inc. pro forma adjustments.

c.	Converted Organics of California, LLC pro forma adjustments.

d.	Adjusted for estimated loss on sale of Converted Organics of California, LLC.